Option
                                                    1991/1992 LTIP Amend.
                                                    I

                           RJR NABISCO HOLDINGS CORP.

                         1990 LONG TERM INCENTIVE PLAN

                                    RESTATED

                             STOCK OPTION AGREEMENT

                          ___________________________

                             W I T N E S S E T H :

            1.  Restated Option.
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            Pursuant to the provisions of the 1990 Long Term Incentive Plan
(the "Plan"), RJR Nabisco Holdings Corp. (the "Company") on the Grant Date, or Dates, as applicable, listed in Attachment 1 hereto has previously granted to

                    FIRSTNAME    LASTNAME    (the "Optionee")

the right and option to exercise from the Company a number of shares of Common Stock of the Company at the exercise price, or prices, as applicable, as listed in Attachment 1. This restatement amends the vesting and exercisability provisions of the prior Stock Option Agreement, or Agreements, as applicable, (the "Prior Agreements"), but it does not alter the original Grant Dates or Grant Prices of the Prior Agreements listed in Attachment 1 which dates and prices shall remain in effect now as then. A copy of the Plan is made a part of this restated Agreement with the same effect as if set forth in the Agreement itself. All capitalized terms used herein shall have the meaning set forth in the Plan, unless the context requires a different meaning. Except as specifically set forth herein, the Prior Agreements are null and void.

            2.  Exercise of Option.
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            (a)  Shares may be purchased by giving the Corporate Secretary of the Company written notice of exercise, on a form prescribed by the Company, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by:

            (i) tender to the Company of cash for the full purchase price of the shares with respect to which such Option or portion thereof is exercised; or
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            (ii) the unsecured, demand borrowing by the Optionee from the
                 Company on an open account maintained solely for this purpose in the amount of the full exercise price together with the instruction from the Optionee to sell the shares exercised on the open market through a duly registered broker-dealer with which the Company makes an arrangement for the sale of such shares under the Plan. This method is known as the "broker-dealer exercise method" and is subject to the terms and conditions set forth herein, in the Plan and in guidelines established by the Committee. The Option shall be deemed to be exercised simultaneously with the sale of the shares by the broker-dealer. If the shares purchased upon the exercise of an Option or a portion thereof cannot be sold for a price equal to or greater than the full exercise price plus direct costs of the sales, then there is no exercise of the Option. Election of this method authorizes the Company to deliver shares to the broker-dealer and authorizes the broker-dealer to sell said shares on the open market. The broker-dealer will remit proceeds of the sale to the Company which will remit net proceeds to the Optionee after repayment of the borrowing, deduction of costs, if any, and withholding of taxes. The Optionee's borrowing from the Company on an open account shall be a personal obligation of the Optionee which shall bear interest at the published Applicable Federal Rate (AFR) for short-term loans and shall be payable upon demand by the Company. Such borrowing may be authorized by telephone or other telecommunications acceptable to the Company. Upon such borrowing and the exercise of the Option or portion thereof, title to the shares shall pass to the Optionee whose election hereunder shall constitute instruction to the Company to register the shares in the name of the broker-dealer or its nominee. The Company reserves the right to discontinue this broker-dealer exercise method at any time for any reason whatsoever. The Optionee agrees that if this broker-dealer exercise method under this paragraph is used, the Optionee promises unconditionally to pay the Company the full balance in his open account at any time upon demand. Optionee also agrees to pay interest on the account balance at the AFR for short-term loans from and after demand.

            (b) The Option, or Options, as applicable, listed in Attachment 1 shall be, or become, exercisable as follows:

                                                    Percentage of shares
Date Option(s) Become(s) Exercisable         As to which Option(s) Exercisable
- ------------------------------------         ---------------------------------

On or after January 1, 1993               As stated in the Prior Agreements

On or after December 31, 1993             33% of Total number listed in
                                                 -----
                                          Attachment 1

On or after December 31, 1994             66% of Total number listed in
                                                 -----
                                          Attachment 1

On or after December 31, 1995             100% of Total  number listed in
                                                  ------
                                          Attachment 1

Attachment 1 shall only be valid if the signature of a authorized signatory of the Company is affixed thereto.


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            To the extent that any of the above installments is not exercised when it becomes exercisable, it shall be not expire, but shall continue to be exercisable at any time thereafter until the Option(s) shall terminate, expire or be surrendered. An exercise shall be for whole shares only.

            (c) The Option(s) are not exercisable prior to six months after the Date of Grant.

            3.  Rights in Event of Termination of Employment.
                ---------------------------------------------

            (a) Unless otherwise provided in a written employment or termination agreement between the Optionee and the Company, the Option shall not become exercisable as to any additional shares following the Termination of Employment of the Optionee for any reason other than a Termination of Employment because of death, Permanent Disability or Retirement of the Optionee. In the event of Termination of Employment because of death, Permanent Disability or Retirement, the Option shall immediately become exercisable as to all shares.

            (b) The Optionee shall be deemed to have a "Permanent Disability" if he becomes totally and permanently disabled (as defined in RJR Nabisco, Inc's Long Term Disability Plan applicable to senior executive officers as in effect on the date hereof), or if the Board of Directors or any committee thereof so determines.

            (c) "Retirement" as used herein means retirement at age 65 or over, or early retirement at age 55 or over with the approval of the Company, which approval may either be specific to the Option(s) hereunder or a general approval in writing from the Chief Executive Officer of the Company to retire at or after age 55.

            (d) "Termination of Employment" as used herein means termination from active employment; it does not mean termination of payment or benefits at the end of salary continuation or (other form of severance or pay in lieu of salary).

            4.  Expiration of Option.  The Option shall expire or terminate and
                ----------------------
may not be exercised to any extent by the Optionee after the first to occur of the following events:

            (a) The fifteenth anniversary of the Date of Grant, or such earlier time as the Company may determine is necessary or appropriate in light of applicable foreign tax laws; or

            (b) The third anniversary of the date of the Optionee's Termination of Employment by reason of death, Permanent Disability or Retirement; or


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            (c)  Immediately upon the Optionee's Termination of Employment for
Cause (as defined in Section 11 herein); or

            (d) Ninety days after Termination of Employment of the Optionee for a reason other than for Cause, death, Permanent Disability or Retirement; provided, however, there shall be no exercise prior to December 31, 1993, and if Termination of Employment occurs prior to December 31, 1993, the option shall expire March 31, 1994.

            5.   Transferability.  Other than as specifically provided with
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regard to the death of the Optionee, this option agreement and any benefit provided or accruing hereunder shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Optionee, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Optionee.

            6.  No Right to Employment.  Neither the execution and delivery of
                ----------------------
this agreement nor the granting of the Option evidenced by this agreement shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ the Optionee for any specific period or shall prevent the Company or its subsidiaries from terminating the Optionee's employment at any time with or without "Cause" (as defined in Section 11 herein).

            7.  Adjustments in Option.
                ---------------------
                 a) In the event that the outstanding shares of the Common Stock subject to the Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination or division of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which the Option, or portions thereof then unexercised, shall be exercisable. Any adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

                 b) In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another person of 80% or more of the Company's outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that , for some period of time


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

prior to such event, such Option shall be exercisable as to all shares subject thereto; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Option shall remain exercisable after any such event, from and after such event, any such Options shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such event.

            8.  Application of Laws.  The granting and the exercise of this
                -------------------
Option and the obligations of the Company to sell and deliver shares hereunder and to remit cash under the broker-dealer exercise method shall be subject to all applicable laws, rules, and regulations and to such approvals of any governmental agencies as may be required.

            9.  Taxes.  Any taxes required by federal, state, or local laws to
                -----
be withheld by the Company (i) on exercise by the Optionee of the Option for Common Stock, or (ii) at the time an election, if any, is made by the Optionee pursuant to Section 83(b) of the Internal Revenue Code, as amended, shall be paid to the Company before delivery of the Common Stock is made to the Optionee. When the Option is exercised under the broker-dealer exercise method, the full amount of any taxes required to be withheld by the Company on exercise of stock options shall be deducted by the Company from the proceeds.

            10.  Notices.  Any notices required to be given hereunder to the
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Company shall be addressed to The Secretary, RJR Nabisco Holdings Corp., 1301
Avenue of the Americas, New York, NY 10019-6013, and any notice required to be given hereunder to the Optionee shall be sent to the Optionee's address as shown on the records of the Company.

            11.  Termination For "Cause."  For purposes of this Agreement, an
                 ------------------------
Optionee's employment shall be deemed to have been terminated for "Cause" if the termination results from the Optionee's: (a) criminal conduct, (b) deliberate continual refusal to perform employment duties on substantially a full time basis, (c) deliberate and continual refusal to act in accordance with any specific lawful instructions of an authorized officer or employee more senior than the Optionee, or (d) deliberate misconduct which could be materially damaging to the Company or any of its business operations without a reasonable good faith belief by the Optionee that such conduct was in the best interests of the Company. A termination of Optionee's employment shall not be deemed for Cause hereunder unless the senior personnel executive of the Company shall confirm that any such termination is for Cause as defined hereunder. Any voluntary termination by the Optionee in anticipation of an involuntary termination of the Optionee's employment for Cause shall be deemed to be a termination of Optionee's employment for Cause.



            12.  Administration and Interpretation.  In consideration of the
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grant, the Optionee specifically agrees that the Committee shall have the exclusive power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and


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

Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement. The Committee may delegate its interpretive authority to an officer or officers of the Company.

            13.  Other Provisions.
                 ------------------
                 a) Titles are provided herein for convenience only and are not to serve as a basis for interpretation of the Agreement.

                 b) This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

                 c) THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAWS.

            IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the Optionee have executed this Agreement as of the date of Grant first above written.

                                     RJR NABISCO HOLDINGS CORP.

                                        By
                                           ------------------------
                                          Authorized Signatory


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                 Optionee

Optionee's Taxpayer Identification Number:


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Optionee's Home Address:


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